____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 27, 1997


          VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of July 26, 1997, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997C).

                             CLAYTON HOMES, INC.
                       VANDERBILT MORTGAGE AND FINANCE, INC.
       --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
  Vanderbilt - Tennessee                333-14033               62-0997810
----------------------------          -------------         ----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification
                                                                   No.)

4726 Airport Highway
Louisville, Tennessee                                     37777
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code  (423) 970-7200
                                                     -----------------
______________________________________________________________________
(Former Address:

__________________________________________________________________________


Item 5.  Other Events
         ------------

Filing of Computational Materials.
---------------------------------

     In connection with the offering of the Vanderbilt Mortgage and Finance, Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1997C, Prudential Securities Incorporated, as the underwriter of the Certificates (the "Underwriter") have provided certain materials (the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Prudential Securities Incorporated are attached hereto as Exhibit 99.1.




Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
            Information and Exhibits.
            ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials - Prudential Securities Incorporated




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


VANDERBILT MORTGAGE AND FINANCE, INC.



By: /s/ David R. Jordan
    ----------------------
    Name:  David R. Jordan
    Title: Vice President



CLAYTON HOMES, INC.



By: Kevin T. Clayton
    ------------------------------
    Name: Kevin T. Clayton
    Title: President


Dated:  August 27, 1997



                                Exhibit Index
                                -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1 Computational Materials, Prudential Securities Incorporated





        ******************** PRELIMINARY INFORMATION ONLY *********************



					Marketing Memorandum for
				Vanderbilt Mortgage and Finance, Inc.,
			Manufactured Housing Contract, Senior/Subordinate
			       Pass-Through Certificates, Series 1997-C


	-----------------------------------------------------------------------
	GROUP I CERTIFICATES:
	$ [  36,600,000.00] Class IA-1  Fixed Rate Certificates -  [TBD%]
	$ [  28,800,000.00] Class IA-2  Fixed Rate Certificates -  [TBD%]
	$ [  23,800,000.00] Class IA-3  Fixed Rate Certificates -  [TBD%]
	$ [  10,100,000.00] Class IA-4  Fixed Rate Certificates -  [TBD%]
	$ [  19,351,000.00] Class IA-5  Fixed Rate Certificates -  [TBD%]
	$ [  11,506,000.00] Class IA-6  Fixed Rate Certificates -  [TBD%]
	$ [   7,911,000.00] Class IB-1  Fixed Rate Certificates -  [TBD%]
	$ [   5,753,000.00] Class IB-2  Fixed Rate Certificates -  [TBD%]

	GROUP II CERTIFICATES:
$[ 63,251,000] Class IIA-1 Adjustable Rate Certificates - [1M LIBOR + __ bps] $ [ 9,780,000] Class IIB-1 Adjustable Rate Certificates - [1M LIBOR + __ bps] $ [ 4,370,000] Class IIB-2 Adjustable Rate Certificates - [1M LIBOR + __ bps] $ [ 5,826,000] Class 11B-3 Adjustable Rate Certificates - [1M LIBOR + __ bps]
-------------------------------------------------------------------------------

The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Vanderbilt Mortgage and Finance, Series 1997-C transaction, and not by or as agent for Vanderbilt Mortgage and Finance, Inc. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.



******************** PRELIMINARY INFORMATION ONLY **************************

             Vanderbilt Mortgage and Finance, Inc., Series 1997-C
			Preliminary Marketing Memo

Title of Securities:  VMF 1997-C, Class IA-1, Class IA-2, Class IA-3, Class
                      IA-4, Class IA-5, Class IA-6, Class IB-1 and Class IB-2 Fixed Rate Group Certificates and Class IIA-1,Class IIB-1, Class IIB-2 and Class IIB-3 Adjustable Rate Group Certificates

Seller:               Vanderbilt Mortgage and Finance, Inc.

Servicer:             Vanderbilt Mortgage and Finance, Inc.

Trustee:		The Chase Manhattan Bank


						CREDIT ENHANCEMENT
						------------------
						1) Excess interest
						2) Over-Collateralization
						3) Cross-Collateralization
						4) Subordination

Excess Interest:	Excess interest cashflows from each group will be
			available as credit enhancement for the related group.

Overcollateralization:	The credit enhancement provisions of the Trust are
			intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. Accelerated amortization is achieved by applying excess servicing and the servicing fee (while VMF is the servicer) collected on the collateral to the payment of principal on the Senior Certificates, resulting in the build up of overcollateralization ("O/C"). By paying down the principal balance of the certificates faster than the principal amortization of the respective collateral pool, an O/C amount equal to the excess of the aggregate principal balance of the collateral pool over the principal balance of the related Certificates is created. Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target. Upon this event the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

			FIXED RATE CERTIFICATES
			NA

			ADJUSTABLE RATE CERTIFICATES
			Initial Deposit: [0.00%]		Target: [3.75%]

			These O/C percentages are subject to step-downs
			beginning in month [61] if the Subordinate Class
			Principal distribution tests are met.
Cross-
Collateralization:	Excess spread from each of the two collateral groups,
			if not needed to credit enhance its own group will be available to credit enhance the other group.

Subordination:		  			         GROUP I   GROUP II
                                                         (Fixed)  (Adjustable)
							 -------  ------------
			Class IA-1 - IA-5 +IIA-1  (Aaa)  [17.50]%    [24.00]%
			Class IA-6 + IIB-1        (Aa3)  [ 9.50]%    [12.25]%
			Class IB-1 + IIB-2        (Baa2) [ 4.00]%    [ 7.00]%
			Class IB-2 + IIB-3        (Baa2)


Class Sizes:						   GROUP I    GROUP II
							   -------    --------
			Class IA-1 - IA-5 + IIA-1 (Aaa)	  [82.50]%    [76.00]%
			Class IA-6 + IIB-1        (Aa3)	  [ 8.00]%    [11.75]
			Class IB-1 + IIB-2        (Baa2)  [ 5.50]%    [ 5.25]%
			Class 1B-2 + IIB-3        (Baa2)  [ 4.00]%    [ 7.00]%
			O/C			            NA 	  [0 to 3.75]%

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************* PRELIMINARY INFORMATION ONLY **********************

                    Vanderbilt Mortgage and Finance, Inc., Series 1997-C
				Preliminary Marketing Memo
-------------------------------------------------------------------------------
					   Fixed-Rate Group

			Class	    Class	Class	    Class	Class	    Class	Class	    Class
			I A-1	    I A-2	I A-3	    I A-4	I A-5	    I A-6       I B-1       I B-2
Amount(000):		36,600      28,800	23,800	    10,100	19,351	    11,506	 7,911	    5,753

Coupon:			[<----------------------------------------TBD------------------------------------------>]
		        1ML+ [TBD] bps

Approx. Price:		[<----------------------------------------TBD------------------------------------------>]

Yield(%):		N/A        [<-----------------------------TBD------------------------------------------>]

Spread:			[<----------------------------------------TBD------------------------------------------>]

Avg Life		[1.0641     3.0636      5.1111      7.1115      9.7499       12.0222     6.9363  11.3525]
To Call:

Avg Life
To Mat.:                [1.0641     3.0636      5.1111      7.1115      9.7501       14.2641     6.9363  15.4558]

1st Prin Pymt:		[09/07/97   10/07/99    10/07/01    01/07/04    07/07/05     10/07/09   09/07/02 01/07/07]

Exp Mat:		[10/07/99   10/07/01    01/07/04    07/07/05    10/07/09     03/07/15   01/07/07 05/07/27]

To 10% Call:		[10/07/99   10/07/01    01/07/04    07/07/05    09/07/09     09/07/09   01/07/07 09/07/09]

Stated Mat:		[12/07/03   09/07/07    10/07/10    10/07/12    08/07/16     11/07/23   03/07/13 05/07/27]

Expected
Settlement:             [<----------------------------------------[08/29/97] ------------------------------------->]

Pymt Delay:		0 days	    [<-------------------------------6 days -------------------------------------->]

Interest Pmt		Act/360      30/360      30/360      30/360      30/360      30/360      30/360     30/360
Basis:

Dated Date:		[08/29/97]   [<----------------------------[08/01/97]------------------------------------->]

Ratings:		  Aaa          Aaa	   Aaa         Aaa	   Aaa         Aa3         Baa2       Baa2
(Moody's)

Pricing Date:		[TBD]

Prepayment Speed:	185% MHP

Total Group Size:	[$143,821,000]

Class IA-1 Pass

Through Rate:		The Class I A-1 Pass Through Rate will equal the
			lesser of i) One Month LIBOR plus [TBD%] and
 			ii) the weighted average gross coupon of the contracts less the [1.25%] servicing fee.

Corporate Guarantee:   The Class I B-2 Certificateholders will have the benefit
		       of a limited guarantee of Clayton Homes, Inc.("CHI") to protect against losses that would otherwise be absorbed by the Class I B-2 Certificateholders.

Servicing Fee:         For as long as Vanderbilt is the servicer, the servicing
		       fee of [1.25]% per annum is subordinate to the Offered
		       Certificates on a monthly basis.


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997-C
			Preliminary Marketing Memo

Cashflow Priority:

  PRICING
  BASE CASE	CLASS I B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5;
			2) Senior percentage of principal payments
			   sequentially to Classes I A-1, I A-2, I A-3, I A-4, and I A-5 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class I A-6 Certificates;
			4) Senior percentage of principal payments to
			   Class I A-6 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) Class I B percentage of principal payments to
			   Class I B-1 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) Class I B percentage of principal payments to
			   Class I B-2 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds
			   shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C
			   for the Group II Certificates.
		       11) As long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed
			   guaranteed payments with respect to Class I B-2;
		       13) Any remainder to the Class R Certificates.
		__________________________________________________
		|     |     |          |        |       |        |
		|I A-1|I A-2|  I A-3   | I A-4  | I A-5 | I A-6  |
		|     |     |          |        |       |        |
		|_____|_____|__________|________|_______|________|
		|///////////////////|              |             |
		|///////////////////|    I B-1     |    I B-2    |
		|///////////////////|              |             |
		--------------------------------------------------
			5 yrs

		CLASS I B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes I A-1 - I A-5 Certificates;
			2) 100% of principal payments sequentially to Classes
			   I A-1, I A-2, I A-3, I A-4, and I A-5 until such
			   class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Clas I A-6 Certificates;
			4) 100% of principal payments to Class I A-6 until
			   such Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class I B-1 Certificates;
			6) 100% of principal payments to Class I B-1 until
			   such Class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class I B-2 Certificates;
			8) 100% of principal payments to Class I B-2 until
			   such Class is reduced to zero;
			9) Excess cashflow to fund any Available Funds
			   shortfall with respect to the Group II Certificates except the Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C for
			   the Group II Certificates.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed
			   guaranteed payments with respect to Class I B-2;
		       13) Any remainder to the Class R Certificates.

	_________________________________________________________________
	|       |       |       |       |       |       |       |       |
	|       |       |       |       |       |       |       |       |
	| I A-1 | I A-2 | I A-3 | I A-4 | I A-5 | I A-6 | I B-1 | I B-2 |
	|       |       |       |       |       |       |       |       |
        |_______|_______|_______|_______|_______|_______|_______|_______|

		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY **********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997-C
			Preliminary Marketing Memo

Class I B Distribution
Test:			 The Class I B Distribution Test is met if:

			 1)  Remittance Date is on or after September 2002
			 2)  Class I B Percentage is at least [16.625] %
			     (which is  1.75  times the original Class I B
			     Percentage)
			 3) Cumulative Realized Losses do not exceed 7% for year 2001, 8% for year 2002, and 9% for year 2003 and beyond of the Original Principal Balance of the Contracts
			 4)  Current Realized Loss Ratio does not exceed 2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed
                             5%
			 6)  Average 30 Day Delinquency Ratio does not exceed
                             7%
			 7) Class I B-2 Principal Balance must not be less than [$ 2,876,428] (which represents approximately 2% of the Total Original Group I Pool Principal Balance).


		 THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY **********************

			Vanderbilt Mortgage and Finance, Inc., Series 1997-C
				Preliminary Marketing Memo
-------------------------------------------------------
			       Adjustable-Rate Certificates

			Class		Class		Class		Class
			II A-1		II B-1		II B-2		II B-3
------------------------------------------------------------------------------------
Amount(000):		[63,251		 9,780		4,370		5,826      ]

Coupon:			[<--------------------------TBD--------------------------->]
			1ML+ [TBD] 	1ML+ [TBD]     1ML+ [TBD]      1ML+ [TBD]

Approx. Price:		[<--------------------------TBD--------------------------->]

Spread:			[<--------------------------TBD--------------------------->]

Avg Life:		[3.9271          6.6410          9.6149         12.9866]

To Call:		[3.8449          6.6410          9.6149         11.8409]

1st Prin Pymt:		[09/07/97        09/07/02        03/07/06       07/07/08]

Exp Mat:		[08/07/12        03/07/06        07/07/08       04/07/13]

To 10% Call:		[09/07/09        03/07/06        07/07/08       09/07/09]

Stated Maturity:        [09/07/13        06/07/11        07/07/12       02/07/14]

Expected
Settlement:		[<------------------------8/29/97------------------------->]

Pymt Delay:		0 Days		0 Days		0 Days		0 Days

Dated Date:		[8/29/97]	[8/29/97]	[8/29/97]	[8/29/97]

Rating:			 Aaa		Aa3		Baa2		Baa2
(Moody's)
------------------------------------------------------------------------------------
Collateral:

Pricing Date:		[TBD]

Prepayment Speed:	200% MHP

Group II Pass
Through Rate:		 The Group II Pass Through Rate will equal the lesser of
			 i) One Month LIBOR plus [TBD%] and ii) the Net Funds
                         Cap as described herein.

Coupon Step up:		If the 10% Clean-Up Call is not exercised, the coupon
 			on the Class Adjustable Rate Certificates:
                        IIA-1  - shall increase by [2x] the respective margins
                        IIB-1  - shall increase by an additional  [50 BP]
                        IIB-2  - shall increase by an additional  [50 BP]
                        IIB-3  - shall increase by an additional  [50 BP]

Net Funds Cap:		The difference between the a) collateral WAC and b) the
			the sum of i) if the OC is less than its target,
			[0.75]% spread cushion, and ii) if the Company is no
			longer the Servicer, [1.25]%.
Net Funds Cap
Carryover:		If on any Payment Date the Group II Certificate
			interest distribution amount is less than the Group II
			Pass-Through Rate (which is subject to a maximum equal to the Weighted Average Life Cap of the collateral), the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid.
			No interest carryforward will be paid once the Class
			II B-2 Certificate principal balance has been reduced to zero.

Corporate Guarantee:	The Class II B-3 Certificateholders will have the
			benefit of a limited guarantee of Clayton Homes, Inc.("CHI") to protect against losses that would otherwise be absorbed by the Class II B-3
			Certificateholders.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY **********************

			Vanderbilt Mortgage and Finance, Inc., Series 1997-C
				Preliminary Marketing Memo
Cashflow Priority:

  PRICING
  BASE CASE	CLASS II B DISTRIBUTION TEST IS MET:
		        1) Current interest and any previously unreimbursed
			   interest to Class II A-1 Certificates
			   (subject to the Net Funds Cap);
			2) Senior percentage of principal payments
			   to Class II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) Class II B percentage of principal payments to
			   Class II B-1 until such class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) Class II B percentage of principal payments to
			   Class II B-2 until such class is reduced to zero;
			7) Current interest and any previously unreimbursed
			   interest to Class II B-3 Certificates;
			8) Class II B percentage of principal payments to
			   Class II B-3 until such class is reduced to zero;
			9) Excess cashflow to fund any Available Funds
                           shortfall with respect to the Group I Certificates except the Net Funds Cap Carryover Amount;
		       10) Excess cashflow to the Class II A-1 to build O/C.
		       11) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       12) Any remainder to Clayton Homes for any unreimbursed
			   guaranteed payments with respect to Class II B-3;
		       13) Any remainder to the Class R Certificates.
		______________________________________________________
		|                                                     |
		|		II A-1                                |
		|                                                     |
		|_____________________________________________________|
		|/////////////|                |            |	      |
		|/////////////|                |            |         |
		|/////////////|   II B-1       |   II B-2   |  II B-3 |
		|/////////////|________________|____________|_________|
		      5 yrs


		THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY *********************

		Vanderbilt Mortgage and Finance, Inc., Series 1997-C
				Preliminary Marketing Memo

		CLASS II B DISTRIBUTION TEST IS NOT MET:
		        1) Current interest and any previously unreimbursed
			   interest to Classes II A-1 Certificates;
			2) 100% of principal payments sequentially to Class
			   II A-1 until such class is reduced to zero;
			3) Current interest and any previously unreimbursed
			   interest to Class II B-1 Certificates;
			4) 100% of principal payments to Class II B-1 until
			   such Class is reduced to zero;
			5) Current interest and any previously unreimbursed
			   interest to Class II B-2 Certificates;
			6) 100% of principal payments to Class II B-2 until
			   such Class is reduced to zero;
			7) Excess cashflow to fund any Available Funds
			   shortfall with respect to the Group I
			   Certificates except the Net Funds Cap Carryover
			   Amount;
		        8) Excess cashflow to the Class II A-1 to build O/C.
		        9) So long as Vanderbilt is the Servicer, any remainder
			   up to the amount equal to 1/12th of the product of 1.25% and the pool scheduled principal balance to the Servicer;
		       10) Any remainder to Clayton Homes for any unreimbursed
			   guaranteed payments with respect to Class II B-3;
		       11) Any remainder to the Class R Certificates.
	_________________________________________________________________
	|                                       |       |       |       |
	|                                       |       |       |       |
	|             II A-1                    | II B-1| II B-2| II B-3|
	|                                       |       |       |       |
        |_______________________________________|_______|_______|_______|


Class II B Distribution
Test:			 The Class II B Distribution Test is met if
			 1)  Remittance Date is on or after  September 2002
			 2)  Class II B Percentage + O/C is at least [55.5%]
			 3) Cumulative Realized Losses do not exceed 7% for year 2001, 8% for year 2002, and 9% for year 2003 and beyond of the Original Principal Balance of the Contracts
			 4)  Current Realized Loss Ratio does not exceed 2.75%
			 5)  Average 60 Day Delinquency Ratio does not exceed
                             5%
			 6)  Average 30 Day Delinquency Ratio does not exceed
                             7%
			 7) Sum of Class I B-2 Principal Balance + O/C must not be less than [$ 1,664,555]
			     (which represents approximately 2% of the Total Original Group II Pool Principal Balance).


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************ PRELIMINARY INFORMATION ONLY ***********************

            Vanderbilt Mortgage and Finance, Inc., Series 1997-C
			Preliminary Marketing Memo

Cleanup Call:		 The Servicer may call the Certificates at par plus
			 accrued interest after the remaining pool balance of the Certificates is less than 10% of its original balance.

Payment Date:		 The 7th day of each month or, if such day is not a
			 business day, the next succeeding business day, beginning in September, 1997.

Interest Accrual:	 Interest will accrue from the 1st day of the preceding
			 month until the 30th day of the preceding month for the Class I A-2, I A-3, I A-4, I A-5, I A-6, I B-1 and
			 I B-2 certificates. For the Class I A-1 certificates and the Group II Certificates, interest will accrue from the 7th day of the preceeding month until the 6th day of the current month. For the first payment date, interest will accrue from the closing date to the first Payment Date for the class I A-1 certificates and the Group II Certificates.. For the Class I A-1 certificates, and the Group II
                         Certificates, interest is calculated using an actual/360 day count. For the remainder of the certificate classes, interest is calculated using a 30/360 day count.

ERISA Considerations:	 The Class I A-1, I A-2, I A-3, I A-4, and I A-5
			 Certificates and the Class II A-1 will be ERISA eligible. The Class I A-6 I B-1 and I B-2
			 Certificates and the Class II B-1, II B-2, and II B-3 are not ERISA eligible. However, investors should consult with their counsel with respect to the consequences under ERISA and the Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:    The Class II A-1 and II B-1 Certificates will
			 constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984
			 "SMMEA".

                             Group I                 Group II
Type of Collateral:           FIXED                     ARM

Amount:                   [    $ 143,821,359              $  83,227,736 ]
Avg Unpaid Balance        [         $ 30,484                   $ 32,935 ]
Max Orig Balance          [         $440,000                  $ 104,127 ]
WAC:                      [          11.345%                    10.823% ]
WAC Range:                [   7.81% - 18.00%            7.990% - 15.50% ]
WAM:                      [              201                        193 ]
WA Orig Term:             [              209                        193 ]
WALTV:                    [            89.2%                      87.8% ]
New:                      [            73.2%                      80.3% ]
Used:                     [            26.8%                      19.7% ]
Park:                     [            76.0%                      65.9% ]
Non-Park:                 [            24.0%                      34.1% ]
Single Wide:              [            50.7%                      52.0% ]
Double Wide:              [            49.3%                      48.0% ]



Prospectus:  The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus") Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 CURRENT BALANCE: $36,600,000.00                    DATED DATE: 08/29/97
  CURRENT COUPON:  5.725%              VMF7C        FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
RIGINAL BALANCE: $36,600,000.00  BOND IA1 DISCOUNT MARGIN ACT/360 TABLE
                                                    YIELD TABLE DATE: 08/29/97

                       ASSUMED CONSTANT LIBOR-1M 5.6250

                      ****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%
     PRICE

     99-24              28.701      30.985      34.208      35.595      40.280
     99-24+             27.530      29.671      32.692      33.993      38.384
     99-25              26.359      28.358      31.177      32.391      36.489
     99-25+             25.189      27.045      29.662      30.789      34.594
     99-26              24.019      25.732      28.148      29.188      32.700
     99-26+             22.850      24.419      26.634      27.587      30.806
     99-27              21.680      23.107      25.120      25.986      28.912
     99-27+             20.511      21.795      23.606      24.386      27.019
     99-28              19.342      20.483      22.093      22.786      25.126
     99-28+             18.173      19.172      20.580      21.186      23.234
     99-29              17.005      17.861      19.068      19.587      21.342
     99-29+             15.837      16.550      17.556      17.989      19.451
     99-30              14.669      15.239      16.044      16.390      17.560
     99-30+             13.501      13.929      14.532      14.792      15.669
     99-31              12.334      12.619      13.021      13.194      13.779
     99-31+             11.167      11.309      11.510      11.597      11.889

    100-00              10.000      10.000      10.000      10.000      10.000
    100-00+              8.833       8.691       8.490       8.403       8.111
    100-01               7.667       7.382       6.980       6.807       6.223
    100-01+              6.501       6.074       5.471       5.211       4.335
    100-02               5.335       4.765       3.962       3.616       2.447
    100-02+              4.170       3.457       2.453       2.020       0.560
    100-03               3.004       2.150       0.944       0.426      -1.326

First Payment            0.022       0.022       0.022       0.022       0.022
Average Life             1.394       1.235       1.064       1.004       0.843
Last Payment             2.772       2.439       2.106       2.022       1.689
Mod.Dur. @ 100-00        1.288       1.147       0.995       0.941       0.795

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************


 CURRENT BALANCE: $28,800,000.00                   DATED DATE: 08/01/97
          COUPON:  6.430%             vmf7c        FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                     TOTAL CLASSES: 12
ORIGINAL BALANCE: $28,800,000.00     BOND IA2 BE-YIELD TABLE
                                                   YIELD TABLE DATE: 08/29/97

                                    PREPAYMENT SPEED

			****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24                6.559       6.563       6.570       6.573       6.582
     99-24+               6.554       6.558       6.564       6.566       6.575
     99-25                6.550       6.553       6.558       6.560       6.568
     99-25+               6.545       6.548       6.552       6.554       6.560
     99-26                6.540       6.543       6.546       6.548       6.553
     99-26+               6.536       6.538       6.541       6.542       6.546
     99-27                6.531       6.533       6.535       6.536       6.539
     99-27+               6.527       6.528       6.529       6.530       6.532

     99-28                6.522       6.522       6.523       6.524       6.525
     99-28+               6.517       6.517       6.517       6.518       6.518
     99-29                6.513       6.512       6.512       6.511       6.510
     99-29+               6.508       6.507       6.506       6.505       6.503
     99-30                6.503       6.502       6.500       6.499       6.496
     99-30+               6.499       6.497       6.494       6.493       6.489
     99-31                6.494       6.492       6.488       6.487       6.482
     99-31+               6.490       6.487       6.483       6.481       6.475

    100-00                6.485       6.482       6.477       6.475       6.468
    100-00+               6.480       6.477       6.471       6.469       6.461
    100-01                6.476       6.472       6.465       6.463       6.453
    100-01+               6.471       6.466       6.460       6.456       6.446
    100-02                6.467       6.461       6.454       6.450       6.439
    100-02+               6.462       6.456       6.448       6.444       6.432
    100-03                6.457       6.451       6.442       6.438       6.425
    100-03+               6.453       6.446       6.436       6.432       6.418

    100-04                6.448       6.441       6.431       6.426       6.411
    100-04+               6.444       6.436       6.425       6.420       6.404
    100-05                6.439       6.431       6.419       6.414       6.396
    100-05+               6.434       6.426       6.413       6.408       6.389
    100-06                6.430       6.421       6.407       6.402       6.382
    100-06+               6.425       6.416       6.402       6.396       6.375
    100-07                6.421       6.410       6.396       6.390       6.368
    100-07+               6.416       6.405       6.390       6.383       6.361

First Payment             2.772       2.439       2.106       2.022       1.689
Average Life              3.963       3.537       3.064       2.895       2.441
Last Payment              5.272       4.689       4.106       3.856       3.272
Mod.Dur. @ 100-00         3.374       3.052       2.683       2.549       2.181


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************

 CURRENT BALANCE: $23,800,000.00                   DATED DATE: 08/01/97
          COUPON:  6.620%           vmf7c          FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                     TOTAL CLASSES: 12
ORIGINAL BALANCE: $23,800,000.00      BOND IA3 BE-YIELD TABLE
                                                   YIELD TABLE DATE: 08/29/97

                                                      PREPAYMENT SPEED

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24                6.739       6.741       6.745       6.747       6.752
     99-24+               6.736       6.738       6.741       6.743       6.748
     99-25                6.733       6.735       6.738       6.739       6.743
     99-25+               6.730       6.731       6.734       6.735       6.739
     99-26                6.727       6.728       6.730       6.731       6.734
     99-26+               6.724       6.725       6.727       6.727       6.730
     99-27                6.721       6.722       6.723       6.723       6.725
     99-27+               6.718       6.718       6.719       6.719       6.721
     99-28                6.715       6.715       6.715       6.716       6.716
     99-28+               6.712       6.712       6.712       6.712       6.712
     99-29                6.709       6.708       6.708       6.708       6.707
     99-29+               6.706       6.705       6.704       6.704       6.703
     99-30                6.703       6.702       6.701       6.700       6.698
     99-30+               6.700       6.699       6.697       6.696       6.693
     99-31                6.697       6.695       6.693       6.692       6.689
     99-31+               6.694       6.692       6.689       6.688       6.684

    100-00                6.691       6.689       6.686       6.684       6.680
    100-00+               6.688       6.685       6.682       6.680       6.675
    100-01                6.685       6.682       6.678       6.676       6.671
    100-01+               6.682       6.679       6.674       6.673       6.666
    100-02                6.679       6.676       6.671       6.669       6.662
    100-02+               6.676       6.672       6.667       6.665       6.657
    100-03                6.673       6.669       6.663       6.661       6.653
    100-03+               6.670       6.666       6.660       6.657       6.648

    100-04                6.667       6.662       6.656       6.653       6.644
    100-04+               6.664       6.659       6.652       6.649       6.639
    100-05                6.661       6.656       6.649       6.645       6.635
    100-05+               6.658       6.653       6.645       6.641       6.630
    100-06                6.655       6.649       6.641       6.638       6.626
    100-06+               6.652       6.646       6.637       6.634       6.621
    100-07                6.649       6.643       6.634       6.630       6.617
    100-07+               6.646       6.640       6.630       6.626       6.612

First Payment             5.272       4.689       4.106       3.856       3.272
Average Life              6.672       5.938       5.111       4.819       4.053
Last Payment              8.272       7.439       6.356       6.022       4.939
Mod.Dur. @ 100-00         5.201       4.734       4.183       3.981       3.431


               THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 ************************** PRELIMINARY INFORMATION ONLY *********************


 CURRENT BALANCE: $10,100,000.00                     DATED DATE: 08/01/97
          COUPON:  6.840%              vmf7c         FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                       TOTAL CLASSES: 12
ORIGINAL BALANCE: $10,100,000.00     BOND IA4 BE-YIELD TABLE
                                                     YIELD TABLE DATE: 08/29/97
                                                     PREPAYMENT SPEED

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24               6.959       6.961       6.963       6.964       6.969
     99-24+              6.957       6.958       6.960       6.961       6.965
     99-25               6.954       6.955       6.957       6.958       6.962
     99-25+              6.952       6.953       6.954       6.955       6.958
     99-26               6.949       6.950       6.952       6.952       6.955
     99-26+              6.947       6.948       6.949       6.949       6.951
     99-27               6.945       6.945       6.946       6.946       6.948
     99-27+              6.942       6.943       6.943       6.943       6.944

     99-28               6.940       6.940       6.940       6.940       6.941
     99-28+              6.937       6.937       6.937       6.937       6.937
     99-29               6.935       6.935       6.934       6.934       6.934
     99-29+              6.933       6.932       6.932       6.931       6.930
     99-30               6.930       6.930       6.929       6.928       6.927
     99-30+              6.928       6.927       6.926       6.925       6.923
     99-31               6.925       6.925       6.923       6.922       6.920
     99-31+              6.923       6.922       6.920       6.919       6.916

    100-00               6.921       6.919       6.917       6.916       6.913
    100-00+              6.918       6.917       6.914       6.913       6.909
    100-01               6.916       6.914       6.912       6.910       6.906
    100-01+              6.914       6.912       6.909       6.907       6.902
    100-02               6.911       6.909       6.906       6.904       6.899
    100-02+              6.909       6.907       6.903       6.901       6.895
    100-03               6.906       6.904       6.900       6.898       6.892
    100-03+              6.904       6.901       6.897       6.895       6.888

    100-04               6.902       6.899       6.894       6.892       6.885
    100-04+              6.899       6.896       6.892       6.889       6.881
    100-05               6.897       6.894       6.889       6.886       6.878
    100-05+              6.894       6.891       6.886       6.883       6.874
    100-06               6.892       6.889       6.883       6.880       6.871
    100-06+              6.890       6.886       6.880       6.877       6.867
    100-07               6.887       6.883       6.877       6.874       6.864
    100-07+              6.885       6.881       6.874       6.871       6.860

First Payment            8.272       7.439       6.356       6.022       4.939
Average Life             9.021       8.175       7.111       6.696       5.515
Last Payment             9.856       8.939       7.856       7.439       6.189
Mod.Dur. @ 100-00        6.501       6.047       5.437       5.187       4.435

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************

 CURRENT BALANCE: $19,351,000.00                     DATED DATE: 08/01/97
          COUPON:  7.020%            vmf7c           FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                       TOTAL CLASSES: 12
ORIGINAL BALANCE: $19,351,000.00  BOND IA5 BE-YIELD TABLE
                                                     YIELD TABLE DATE: 08/29/97

                                                      PREPAYMENT SPEED

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24               7.141       7.142       7.143       7.144       7.146
     99-24+              7.139       7.139       7.141       7.141       7.144
     99-25               7.137       7.137       7.138       7.139       7.141
     99-25+              7.135       7.135       7.136       7.137       7.138
     99-26               7.133       7.133       7.134       7.134       7.136
     99-26+              7.131       7.131       7.131       7.132       7.133
     99-27               7.128       7.129       7.129       7.129       7.130
     99-27+              7.126       7.127       7.127       7.127       7.127

     99-28               7.124       7.125       7.125       7.125       7.125
     99-28+              7.122       7.122       7.122       7.122       7.122
     99-29               7.120       7.120       7.120       7.120       7.119
     99-29+              7.118       7.118       7.118       7.118       7.117
     99-30               7.116       7.116       7.115       7.115       7.114
     99-30+              7.114       7.114       7.113       7.113       7.111
     99-31               7.112       7.112       7.111       7.110       7.109
     99-31+              7.110       7.110       7.109       7.108       7.106

    100-00               7.108       7.108       7.106       7.106       7.103
    100-00+              7.106       7.105       7.104       7.103       7.101
    100-01               7.104       7.103       7.102       7.101       7.098
    100-01+              7.102       7.101       7.099       7.099       7.095
    100-02               7.100       7.099       7.097       7.096       7.093
    100-02+              7.098       7.097       7.095       7.094       7.090
    100-03               7.096       7.095       7.093       7.091       7.087
    100-03+              7.094       7.093       7.090       7.089       7.085

    100-04               7.092       7.091       7.088       7.087       7.082
    100-04+              7.090       7.088       7.086       7.084       7.079
    100-05               7.088       7.086       7.083       7.082       7.077
    100-05+              7.086       7.084       7.081       7.080       7.074
    100-06               7.084       7.082       7.079       7.077       7.071
    100-06+              7.082       7.080       7.077       7.075       7.069
    100-07               7.080       7.078       7.074       7.073       7.066
    100-07+              7.078       7.076       7.072       7.070       7.063

First Payment            9.856       8.939       7.856       7.439       6.189
Average Life            11.763      10.891       9.750       9.285       7.865
Last Payment            13.606      12.856      12.022      11.522      10.106
Mod.Dur. @ 100-00        7.713       7.329       6.792       6.561       5.810


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************



 CURRENT BALANCE: $11,506,000.00                     DATED DATE: 08/01/97
          COUPON:  7.210%          vmf7c             FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                       TOTAL CLASSES: 12
ORIGINAL BALANCE: $11,506,000.00 BOND IA6 BE-YIELD TABLE
                                                     YIELD TABLE DATE: 08/29/97

                                                     PREPAYMENT SPEED

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24               7.335       7.335       7.336       7.336       7.337
     99-24+              7.333       7.333       7.334       7.334       7.335
     99-25               7.331       7.331       7.332       7.332       7.333
     99-25+              7.329       7.329       7.330       7.330       7.331
     99-26               7.327       7.327       7.328       7.328       7.329
     99-26+              7.325       7.325       7.326       7.326       7.326
     99-27               7.323       7.324       7.324       7.324       7.324
     99-27+              7.322       7.322       7.322       7.322       7.322

     99-28               7.320       7.320       7.320       7.320       7.320
     99-28+              7.318       7.318       7.318       7.318       7.318
     99-29               7.316       7.316       7.316       7.316       7.315
     99-29+              7.314       7.314       7.314       7.314       7.313
     99-30               7.312       7.312       7.312       7.312       7.311
     99-30+              7.310       7.310       7.310       7.309       7.309
     99-31               7.309       7.308       7.308       7.307       7.307
     99-31+              7.307       7.306       7.306       7.305       7.304

    100-00               7.305       7.304       7.304       7.303       7.302
    100-00+              7.303       7.302       7.302       7.301       7.300
    100-01               7.301       7.300       7.300       7.299       7.298
    100-01+              7.299       7.299       7.298       7.297       7.296
    100-02               7.297       7.297       7.296       7.295       7.293
    100-02+              7.296       7.295       7.294       7.293       7.291
    100-03               7.294       7.293       7.292       7.291       7.289
    100-03+              7.292       7.291       7.290       7.289       7.287

    100-04               7.290       7.289       7.288       7.287       7.285
    100-04+              7.288       7.287       7.286       7.285       7.282
    100-05               7.286       7.285       7.284       7.283       7.280
    100-05+              7.284       7.283       7.282       7.281       7.278
    100-06               7.283       7.281       7.280       7.279       7.276
    100-06+              7.281       7.279       7.278       7.277       7.274
    100-07               7.279       7.277       7.276       7.275       7.271
    100-07+              7.277       7.276       7.274       7.272       7.269

First Payment           13.606      12.856      12.022      11.522      10.106
Average Life            13.606      12.856      12.022      11.522      10.424
Last Payment            13.606      12.856      12.022      11.522      10.439
Mod.Dur. @ 100-00        8.366       8.086       7.757       7.551       7.069

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************


 CURRENT BALANCE: $7,911,000.00                     DATED DATE: 08/01/97
          COUPON:  7.180%              vmf7c        FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $7,911,000.00  BOND IB1 BE-YIELD TABLE
                                                    YIELD TABLE DATE: 08/29/97

                                                      PREPAYMENT SPEED

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24               7.312       7.312       7.313       7.313       7.314
     99-24+              7.309       7.309       7.310       7.310       7.311
     99-25               7.306       7.307       7.307       7.307       7.308
     99-25+              7.303       7.304       7.304       7.304       7.305
     99-26               7.300       7.301       7.301       7.301       7.302
     99-26+              7.298       7.298       7.298       7.298       7.299
     99-27               7.295       7.295       7.295       7.295       7.295
     99-27+              7.292       7.292       7.292       7.292       7.292

     99-28               7.289       7.289       7.289       7.289       7.289
     99-28+              7.286       7.286       7.286       7.286       7.286
     99-29               7.284       7.283       7.283       7.283       7.283
     99-29+              7.281       7.281       7.280       7.280       7.280
     99-30               7.278       7.278       7.277       7.277       7.277
     99-30+              7.275       7.275       7.274       7.274       7.274
     99-31               7.272       7.272       7.271       7.271       7.271
     99-31+              7.269       7.269       7.268       7.268       7.268

    100-00               7.267       7.266       7.265       7.265       7.265
    100-00+              7.264       7.263       7.262       7.262       7.261
    100-01               7.261       7.260       7.260       7.259       7.258
    100-01+              7.258       7.257       7.257       7.256       7.255
    100-02               7.255       7.254       7.254       7.253       7.252
    100-02+              7.252       7.252       7.251       7.250       7.249
    100-03               7.250       7.249       7.248       7.247       7.246
    100-03+              7.247       7.246       7.245       7.244       7.243

    100-04               7.244       7.243       7.242       7.241       7.240
    100-04+              7.241       7.240       7.239       7.238       7.237
    100-05               7.238       7.237       7.236       7.235       7.234
    100-05+              7.235       7.234       7.233       7.232       7.231
    100-06               7.233       7.231       7.230       7.229       7.228
    100-06+              7.230       7.229       7.227       7.226       7.224
    100-07               7.227       7.226       7.224       7.223       7.221
    100-07+              7.224       7.223       7.221       7.220       7.218

First Payment            5.022       5.022       5.022       5.022       5.022
Average Life             7.408       7.190       6.936       6.842       6.577
Last Payment            10.356       9.856       9.356       9.189       8.606
Mod.Dur. @ 100-00        5.495       5.377       5.237       5.184       5.033

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************


 CURRENT BALANCE: $5,753,000.00                     DATED DATE: 08/01/97
          COUPON:  7.745%                vmf7c      FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $5,753,000.00   BOND IB2 BE-YIELD TABLE
                                                    YIELD TABLE DATE: 08/29/97

                                                    PREPAYMENT SPEED
				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24               7.887       7.887       7.888       7.888       7.889
     99-24+              7.885       7.885       7.885       7.886       7.887
     99-24+              7.885       7.885       7.885       7.886       7.887
     99-25               7.883       7.883       7.883       7.884       7.884
     99-25+              7.881       7.881       7.881       7.881       7.882
     99-26               7.879       7.879       7.879       7.879       7.880
     99-26+              7.876       7.877       7.877       7.877       7.877
     99-27               7.874       7.875       7.875       7.875       7.875
     99-27+              7.872       7.873       7.873       7.873       7.873

     99-28               7.870       7.870       7.870       7.870       7.870
     99-28+              7.868       7.868       7.868       7.868       7.868
     99-29               7.866       7.866       7.866       7.866       7.866
     99-29+              7.864       7.864       7.864       7.864       7.863
     99-30               7.862       7.862       7.862       7.862       7.861
     99-30+              7.860       7.860       7.860       7.859       7.859
     99-31               7.858       7.858       7.858       7.857       7.857
     99-31+              7.856       7.856       7.855       7.855       7.854

    100-00               7.854       7.854       7.853       7.853       7.852
    100-00+              7.852       7.852       7.851       7.851       7.850
    100-01               7.850       7.850       7.849       7.849       7.847
    100-01+              7.848       7.848       7.847       7.846       7.845
    100-02               7.846       7.846       7.845       7.844       7.843
    100-02+              7.844       7.844       7.843       7.842       7.840
    100-03               7.842       7.842       7.840       7.840       7.838
    100-03+              7.840       7.840       7.838       7.838       7.836

    100-04               7.838       7.837       7.836       7.835       7.833
    100-04+              7.836       7.835       7.834       7.833       7.831
    100-05               7.834       7.833       7.832       7.831       7.829
    100-05+              7.832       7.831       7.830       7.829       7.826
    100-06               7.830       7.829       7.828       7.827       7.824
    100-06+              7.828       7.827       7.826       7.825       7.822
    100-07               7.826       7.825       7.823       7.822       7.820
    100-07+              7.824       7.823       7.821       7.820       7.817

First Payment           10.356       9.856       9.356       9.189       8.606
Average Life            12.667      12.063      11.353      10.977      10.064
Last Payment            13.606      12.856      12.022      11.522      10.439
Mod.Dur. @ 100-00        7.750       7.530       7.255       7.105       6.719

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY **********************


 CURRENT BALANCE: $63,251,000.00                    DATED DATE: 08/29/97
  CURRENT COUPON:  5.855%            vmf7c          FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $63,251,000.00   BOND IIA1 DISCOUNT MARGIN ACT/360 TABLE
                                                    YIELD TABLE DATE: 08/29/97

              ASSUMED CONSTANT LIBOR-1M 5.6250

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24              29.472      30.084      30.752      31.443      32.231
     99-24+             29.067      29.640      30.266      30.914      31.652
     99-25              28.661      29.197      29.781      30.386      31.074
     99-25+             28.256      28.753      29.296      29.857      30.497
     99-26              27.851      28.310      28.811      29.329      29.919
     99-26+             27.446      27.867      28.326      28.800      29.341
     99-27              27.042      27.424      27.841      28.272      28.764
     99-27+             26.637      26.981      27.356      27.744      28.187

     99-28              26.232      26.538      26.871      27.217      27.610
     99-28+             25.828      26.095      26.387      26.689      27.033
     99-29              25.424      25.653      25.903      26.162      26.457
     99-29+             25.019      25.210      25.419      25.634      25.880
     99-30              24.615      24.768      24.935      25.107      25.304
     99-30+             24.211      24.326      24.451      24.580      24.728
     99-31              23.807      23.884      23.967      24.053      24.152
     99-31+             23.404      23.442      23.483      23.527      23.576

    100-00              23.000      23.000      23.000      23.000      23.000
    100-00+             22.596      22.558      22.517      22.474      22.424
    100-01              22.193      22.117      22.034      21.947      21.849
    100-01+             21.790      21.675      21.551      21.421      21.274
    100-02              21.387      21.234      21.068      20.895      20.699
    100-02+             20.984      20.793      20.585      20.369      20.124
    100-03              20.581      20.352      20.102      19.844      19.549
    100-03+             20.178      19.911      19.620      19.318      18.975

    100-04              19.775      19.470      19.137      18.793      18.400
    100-04+             19.372      19.030      18.655      18.268      17.826
    100-05              18.970      18.589      18.173      17.743      17.252
    100-05+             18.568      18.149      17.691      17.218      16.678
    100-06              18.165      17.709      17.210      16.693      16.104
    100-06+             17.763      17.268      16.728      16.169      15.531
    100-07              17.361      16.828      16.246      15.644      14.958
    100-07+             16.959      16.389      15.765      15.120      14.384

First Payment            0.022       0.022       0.022       0.022       0.022
Average Life             4.780       4.287       3.845       3.473       3.117
Last Payment            13.606      12.856      12.022      11.522      10.439
Mod.Dur. @ 100-00        3.722       3.400       3.107       2.853       2.609

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


 ************************** PRELIMINARY INFORMATION ONLY *********************


 CURRENT BALANCE: $9,780,000.00                     DATED DATE: 08/29/97
  CURRENT COUPON:  6.025%             vmf7c         FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $9,780,000.00   BOND IIB1 DISCOUNT MARGIN ACT/360 TABLE
                                                    YIELD TABLE DATE: 08/29/97

              ASSUMED CONSTANT LIBOR-1M 5.6250

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24              44.449      44.501      44.547      44.604      44.654
     99-24+             44.171      44.220      44.262      44.315      44.362
     99-25              43.892      43.938      43.977      44.027      44.071
     99-25+             43.614      43.656      43.693      43.739      43.780
     99-26              43.336      43.375      43.409      43.451      43.489
     99-26+             43.057      43.093      43.124      43.164      43.198
     99-27              42.779      42.812      42.840      42.876      42.907
     99-27+             42.501      42.530      42.556      42.588      42.616

     99-28              42.223      42.249      42.272      42.300      42.325
     99-28+             41.945      41.968      41.987      42.012      42.034
     99-29              41.667      41.687      41.703      41.725      41.744
     99-29+             41.389      41.405      41.419      41.437      41.453
     99-30              41.111      41.124      41.135      41.150      41.162
     99-30+             40.833      40.843      40.851      40.862      40.872
     99-31              40.555      40.562      40.568      40.575      40.581
     99-31+             40.278      40.281      40.284      40.287      40.290

    100-00              40.000      40.000      40.000      40.000      40.000
    100-00+             39.722      39.719      39.716      39.713      39.710
    100-01              39.445      39.438      39.433      39.425      39.419
    100-01+             39.167      39.157      39.149      39.138      39.129
    100-02              38.890      38.877      38.865      38.851      38.839
    100-02+             38.612      38.596      38.582      38.564      38.548
    100-03              38.335      38.315      38.298      38.277      38.258
    100-03+             38.058      38.035      38.015      37.990      37.968

    100-04              37.780      37.754      37.732      37.703      37.678
    100-04+             37.503      37.474      37.448      37.416      37.388
    100-05              37.226      37.193      37.165      37.130      37.098
    100-05+             36.949      36.913      36.882      36.843      36.808
    100-06              36.672      36.633      36.599      36.556      36.519
    100-06+             36.395      36.352      36.316      36.269      36.229
    100-07              36.118      36.072      36.033      35.983      35.939
    100-07+             35.841      35.792      35.750      35.696      35.649

First Payment            5.022       5.022       5.022       5.106       5.106
Average Life             6.832       6.728       6.641       6.536       6.447
Last Payment             9.022       8.772       8.522       8.272       8.106
Mod.Dur. @ 100-00        5.406       5.343       5.290       5.225       5.169

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

************************** PRELIMINARY INFORMATION ONLY **********************

 CURRENT BALANCE: $4,370,000.00                     DATED DATE: 08/29/97
  CURRENT COUPON:  6.575%         vmf7c             FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $4,370,000.00  BOND IIB2 DISCOUNT MARGIN ACT/360 TABLE
                                                    YIELD TABLE DATE: 08/29/97

              ASSUMED CONSTANT LIBOR-1M 5.6250

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24              98.340      98.415      98.488      98.565      98.639
     99-24+             98.131      98.201      98.270      98.342      98.411
     99-25              97.922      97.987      98.051      98.119      98.184
     99-25+             97.713      97.774      97.833      97.896      97.956
     99-26              97.504      97.560      97.615      97.673      97.728
     99-26+             97.295      97.346      97.397      97.450      97.501
     99-27              97.086      97.133      97.179      97.227      97.273
     99-27+             96.878      96.919      96.961      97.004      97.046

     99-28              96.669      96.706      96.743      96.781      96.818
     99-28+             96.460      96.493      96.525      96.558      96.591
     99-29              96.251      96.279      96.307      96.336      96.363
     99-29+             96.043      96.066      96.089      96.113      96.136
     99-30              95.834      95.853      95.871      95.890      95.909
     99-30+             95.626      95.639      95.653      95.668      95.681
     99-31              95.417      95.426      95.435      95.445      95.454
     99-31+             95.208      95.213      95.218      95.223      95.227

    100-00              95.000      95.000      95.000      95.000      95.000
    100-00+             94.792      94.787      94.782      94.778      94.773
    100-01              94.583      94.574      94.565      94.555      94.546
    100-01+             94.375      94.361      94.347      94.333      94.319
    100-02              94.167      94.148      94.130      94.110      94.092
    100-02+             93.958      93.935      93.912      93.888      93.865
    100-03              93.750      93.722      93.695      93.666      93.638
    100-03+             93.542      93.509      93.477      93.444      93.411

    100-04              93.334      93.297      93.260      93.221      93.185
    100-04+             93.126      93.084      93.043      92.999      92.958
    100-05              92.918      92.871      92.825      92.777      92.731
    100-05+             92.710      92.659      92.608      92.555      92.505
    100-06              92.502      92.446      92.391      92.333      92.278
    100-06+             92.294      92.233      92.174      92.111      92.051
    100-07              92.086      92.021      91.957      91.889      91.825
    100-07+             91.878      91.808      91.740      91.667      91.598

First Payment            9.022       8.772       8.522       8.272       8.106
Average Life            10.223       9.907       9.615       9.325       9.064
Last Payment            11.522      11.189      10.856      10.522      10.189
Mod.Dur. @ 100-00        7.185       7.029       6.881       6.732       6.595

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY **********************

 CURRENT BALANCE: $5,826,000.00                     DATED DATE: 08/29/97
  CURRENT COUPON:  6.775%             vmf7c         FIRST PAYMENT: 09/07/97
          FACTOR: 1.0000000000                      TOTAL CLASSES: 12
ORIGINAL BALANCE: $5,826,000.00        BOND IIB3 DISCOUNT MARGIN ACT/360 TABLE
                                                    YIELD TABLE DATE: 08/29/97

              ASSUMED CONSTANT LIBOR-1M 5.6250

				****** RUN TO 10% CLEAN UP CALL ******

                          MHP         MHP         MHP         MHP         MHP
     GRP I                125%        150%        185%        200%        250%
     GRP II               150%        175%        200%        225%        250%

     99-24             117.872     117.950     118.052     118.132     118.321
     99-24+            117.692     117.766     117.861     117.936     118.113
     99-25             117.513     117.581     117.670     117.740     117.905
     99-25+            117.333     117.396     117.479     117.544     117.697
     99-26             117.153     117.212     117.288     117.348     117.489
     99-26+            116.974     117.027     117.097     117.152     117.282
     99-27             116.794     116.843     116.907     116.956     117.074
     99-27+            116.614     116.658     116.716     116.761     116.867

     99-28             116.435     116.474     116.525     116.565     116.659
     99-28+            116.255     116.290     116.334     116.369     116.451
     99-29             116.076     116.105     116.143     116.173     116.244
     99-29+            115.897     115.921     115.953     115.978     116.037
     99-30             115.717     115.737     115.762     115.782     115.829
     99-30+            115.538     115.552     115.572     115.586     115.622
     99-31             115.358     115.368     115.381     115.391     115.414
     99-31+            115.179     115.184     115.190     115.195     115.207

    100-00             115.000     115.000     115.000     115.000     115.000
    100-00+            114.821     114.816     114.810     114.805     114.793
    100-01             114.642     114.632     114.619     114.609     114.586
    100-01+            114.463     114.448     114.429     114.414     114.379
    100-02             114.283     114.264     114.238     114.219     114.171
    100-02+            114.104     114.080     114.048     114.023     113.964
    100-03             113.925     113.896     113.858     113.828     113.757
    100-03+            113.746     113.712     113.668     113.633     113.551

    100-04             113.567     113.528     113.478     113.438     113.344
    100-04+            113.389     113.345     113.287     113.243     113.137
    100-05             113.210     113.161     113.097     113.048     112.930
    100-05+            113.031     112.977     112.907     112.852     112.723
    100-06             112.852     112.794     112.717     112.657     112.516
    100-06+            112.673     112.610     112.527     112.463     112.310
    100-07             112.495     112.426     112.337     112.268     112.103
    100-07+            112.316     112.243     112.147     112.073     111.896

First Payment           11.522      11.189      10.856      10.522      10.189
Average Life            13.049      12.495      11.841      11.385      10.431
Last Payment            13.606      12.856      12.022      11.522      10.439
Mod.Dur. @ 100-00        8.351       8.129       7.857       7.657       7.221


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


******************** PRELIMINARY INFORMATION ONLY ***********************

______________________________________________________________________________

     -  VMF7C
     -  Cut Off Date of Tape is  7/25/97
     -  Fix
     -     $143,821,359.24
     -  Mortgage Summary Report
______________________________________________________________________________

Number of Mortgage Loans:                         4,718

Aggregate Unpaid Principal Balance:               $143,821,359.24
Aggregate Original Principal Balance:             $147,017,307.66

Weighted Average Gross Coupon:                            11.345%
Gross Coupon Range:                             7.810% -  18.000%
______________________________________________________________________________

Average Unpaid Principal Balance:                      $30,483.54
Average Original Principal Balance:                    $31,160.94

Maximum Unpaid Principal Balance:                     $440,000.00
Minimum Unpaid Principal Balance:                       $3,282.26

Maximum Original Principal Balance:                   $440,000.00
Minimum Original Principal Balance:                     $3,310.90

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         201.247
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age :   7.255
Age Range:    0.000 -   95.000

Weighted Average Original Term:                           208.502
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             89.216
Original LTV Range:                             9.830% - 100.000%

______________________________________________________________________________

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************* PRELIMINARY INFORMATION ONLY ***********************


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                        Percentage of
       Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AL                       374              11,222,066.74         7.80
AR                        41               1,171,121.73         0.81
AZ                        82               3,138,987.66         2.18
CA                         3                  75,447.30         0.05
CO                        58               2,003,860.51         1.39
DC                         3                 165,796.89         0.12
DE                        22                 762,700.66         0.53
FL                       139               3,970,881.70         2.76
GA                       196               5,150,937.75         3.58
IA                        17                 459,015.86         0.32
ID                        12                 489,528.11         0.34
IL                         8                 209,756.89         0.15
IN                        17                 473,168.86         0.33
KS                         7                 189,060.04         0.13
KY                       162               3,715,278.89         2.58
LA                       121               4,753,898.93         3.31
MA                         1                  13,787.76         0.01
MD                        45               1,501,072.59         1.04
ME                         5                 165,615.14         0.12
MI                        29               1,110,820.74         0.77
MO                        44               1,288,131.31         0.90
MS                       188               5,581,369.04         3.88
MT                        16                 555,809.06         0.39
NC                       577              15,952,852.32        11.09
NH                         1                  12,000.00         0.01
NJ                         2                  49,133.76         0.03
NM                        45               1,819,120.33         1.26
NV                        32                 797,285.68         0.55
NY                        38               1,085,669.95         0.75
OH                       127               3,353,160.81         2.33
OK                        30               1,161,181.62         0.81
OR                         8                 321,387.37         0.22
PA                        28                 707,435.42         0.49
RI                         2                  48,700.18         0.03
SC                       527              14,900,108.19        10.36
TN                       583              15,597,435.63        10.85
TX                       760              28,909,978.66        20.10
VA                       285               8,775,209.57         6.10
WV                        83               2,162,585.59         1.50
__________________________________________________________________________
Total...............    4718            $143,821,359.24       100.00%
==========================================================================

                             YEAR OF ORIGINATION
____________________________________________________


   Year of      # of       % of         Current
 Origination    Loans      Pool         Balance

    1986             2       .01            $21,049
    1987             2       .02            $25,783
    1988             1       .01            $20,739
    1989             8       .16           $226,533
    1990            19       .45           $652,727
    1991            26       .44           $626,076
    1992           535      7.10        $10,204,975
    1993             3       .07           $100,691
    1994             1       .03            $40,920
    1995            19       .37           $536,240
    1996           486     10.54        $15,155,477
    1997         3,616     80.80       $116,210,149
____________________________________________________
Total...         4,718    100.00%      $143,821,359
====================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


*********************** PRELIMINARY INFORMATION ONLY *************************

                            ORIGINAL CONTRACT BALANCES
______________________________________________________________


                   Total
                                # of                 Current
    Original Loan Amount      Contracts              Balance

          Balance <=   5,000        1   0.00             3,282
  5,000 < Balance <=  10,000       97   0.54           782,435
 10,000 < Balance <=  15,000      369   3.21         4,618,517
 15,000 < Balance <=  20,000      680   7.81        11,232,460
 20,000 < Balance <=  25,000      856  12.87        18,510,563
 25,000 < Balance <=  30,000      689  12.79        18,389,095
 30,000 < Balance <=  35,000      553  12.22        17,576,561
 35,000 < Balance <=  40,000      399  10.21        14,687,786
 40,000 < Balance <=  45,000      306   8.91        12,819,640
 45,000 < Balance <=  50,000      227   7.42        10,673,791
 50,000 < Balance <=  55,000      169   6.07         8,728,578
 55,000 < Balance <=  60,000      117   4.66         6,705,914
 60,000 < Balance <=  65,000       79   3.41         4,905,982
 65,000 < Balance <=  70,000       58   2.71         3,900,857
 70,000 < Balance <=  75,000       35   1.76         2,526,426
 75,000 < Balance <=  80,000       24   1.29         1,853,890
 80,000 < Balance <=  85,000       17   0.97         1,399,162
 85,000 < Balance <=  90,000       17   1.03         1,484,729
 90,000 < Balance <=  95,000        4   0.26           367,202
 95,000 < Balance <= 100,000        6   0.40           580,180
100,000 < Balance <= 105,000        4   0.28           406,464
105,000 < Balance <= 110,000        6   0.44           639,044
125,000 < Balance <= 130,000        1   0.09           125,181
130,000 < Balance <= 135,000        1   0.09           134,121
          Balance >  135,000        3   0.54           769,500
______________________________________________________________
Total...                     4,718    100.00%       $143,821,359
==============================================================


                      ORIGINAL LTV RANGE - rounded to 1%


                        Percentage of
         Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

Less than 61%                    147         3,245,812.91       2.26
From 61% to 65.999%               89         2,488,367.40       1.73
From 66% to 70.999%              119         3,568,736.62       2.48
From 71% to 75.999%              177         4,804,832.02       3.34
From 76% to 80.999%              299         8,471,397.33       5.89
From 81% to 85.999%              462        13,866,944.44       9.64
From 86% to 90.999%             1299        38,849,868.33      27.01
From 91% to 100.00%             2126        68,525,400.19      47.65
__________________________________________________________________________
Total....................       4718      $143,821,359.24     100.00%
==========================================================================


 GROSS COUPON
  ________________________________________________________________


             Gross  Current
             Coupon             # Loans  % Pool        Balance

 7.00% < Gross Coupon <=  8.00%      5      .18         $263,856.53
 8.00% < Gross Coupon <=  9.00%    151     5.57       $8,009,571.72
 9.00% < Gross Coupon <= 10.00%    493    14.34      $20,616,949.66
10.00% < Gross Coupon <= 11.00%  1,195    27.04      $38,886,861.77
11.00% < Gross Coupon <= 12.00%  1,282    27.86      $40,067,809.82
12.00% < Gross Coupon <= 13.00%    845    14.75      $21,215,625.72
13.00% < Gross Coupon <= 14.00%    489     6.73       $9,684,962.50
14.00% < Gross Coupon <= 15.00%    209     2.96       $4,256,410.42
15.00% < Gross Coupon <= 16.00%     31      .39         $558,561.71
16.00% < Gross Coupon <= 17.00%      5      .06          $85,847.71
17.00% < Gross Coupon <= 18.00%     13      .12         $174,901.68
________________________________________________________________
Total.....                       4,718   100.00%    $143,821,359.24
================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


********************* PRELIMINARY INFORMATION ONLY **************************


                                REMAINING TERM
__________________________________________________________


                          # of     % of        Current
     Remaining Term       Loans    Pool        Balance

  20 < Rem Term <=  72       177    1.45      $2,085,855
  73 < Rem Term <=  84       307    3.32      $4,781,886
  85 < Rem Term <= 120       948   13.10     $18,847,126
 121 < Rem Term <= 156       533    9.22     $13,267,378
 157 < Rem Term <= 180       758   15.88     $22,841,948
 181 < Rem Term <= 240     1,503   38.94     $56,006,459
 241 < Rem Term <= 299       297   10.24     $14,728,367
300 < Rem Term <= 360        195    7.83     $11,262,340
__________________________________________________________
Total.....                 4,718  100.00%   $143,821,359
==========================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



************************** PRELIMINARY INFORMATION ONLY **********************

______________________________________________________________________________

     -  VMF7C
     -  Cut Off Date of Tape is  7/25/97
     -  ARM
     -        $83,227,736.09
_______________________________________________________________________________

Number of Mortgage Loans:2,527

Index:               5 Yr. CMT

Aggregate Unpaid Principal Balance:                $83,227,736.09
Aggregate Original Principal Balance:              $83,402,211.92
_________________________________________________________________________
Weighted Average Coupon (Gross):                          10.823%
Gross Coupon Range:                             7.990% -  15.500%

Weighted Average Margin (Gross):                           4.259%
Gross Margin Range:                             1.230% -   9.300%

Weighted Average Life Cap (Gross):                        16.528%
Gross Life Cap Range:                          13.990% -  21.500%

Weighted Average Life Floor (Gross):                       4.259%
Gross Life Floor Range:                         1.230% -   9.300%
_________________________________________________________________________

Average Unpaid Principal Balance:                      $32,935.39
Average Original Principal Balance:                    $33,004.44

Maximum Unpaid Principal Balance:                     $103,988.50
Minimum Unpaid Principal Balance:                       $5,978.54

Maximum Original Principal Balance:                   $104,126.50
Minimum Original Principal Balance:                     $5,978.54

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         192.849
Stated Rem Term Range:                          48.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.514
Age Range:    0.000 -    6.000

Weighted Average Original Term:                           193.363
Original Term Range:                            48.000 -  360.000

Weighted Average Original LTV:                             87.831
Original LTV Range:                            19.390% - 100.000%

Weighted Average Periodic Interest Cap:                    1.534%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  10.598
* rolldate computed from 8/97 to next rolldate
Months to Interest Roll Range:                           5 -   14

Weighted Average Interest Roll Frequency:                  12.000
Interest Frequency Range:                               12 -   12

_______________________________________________________________________________


 GROSS COUPON
  _________________________________________________________________



             Gross   Current
             Coupon             # Loans  % Pool         Balance

 7.00% < Gross Coupon <=  8.00%      2      .15          $128,775.28
 8.00% < Gross Coupon <=  9.00%     31     1.83        $1,520,640.21
 9.00% < Gross Coupon <= 10.00%    659    32.04       $26,666,520.24
10.00% < Gross Coupon <= 11.00%    753    30.87       $25,690,600.41
11.00% < Gross Coupon <= 12.00%    689    23.82       $19,827,832.72
12.00% < Gross Coupon <= 13.00%    279     8.42        $7,006,861.55
13.00% < Gross Coupon <= 14.00%     87     2.16        $1,801,207.54
14.00% < Gross Coupon <= 15.00%     24      .65          $541,870.34
15.00% < Gross Coupon <= 16.00%      3      .05           $43,427.80
_________________________________________________________________
Total.....                       2,527   100.00%      $83,227,736.09
=================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY ***********************


                              GEOGRAPHIC DISTRIBUTION
 ______________________________________________________________


       Current
     State     # Loans  % Pool            Balance

Alabama             14     .64              $534,130
Arkansas            20     .78              $649,705
Arizona             35    1.29            $1,072,183
California           3     .10               $85,373
Colorado             7     .29              $244,801
Delaware             2     .06               $48,947
Florida            149    5.46            $4,544,127
Georgia             41    1.51            $1,253,406
Illinois             1     .03               $24,431
Indiana             13     .48              $395,647
Kansas               4     .16              $132,353
Kentucky           216    8.20            $6,826,422
Louisiana           52    2.03            $1,686,004
Maryland             1     .07               $54,600
Michigan             2     .05               $38,164
Missouri            32    1.21            $1,007,516
Mississippi         32    1.15              $955,734
North Carolina     382   16.32           $13,584,921
New Jersey           7     .35              $289,981
New Mexico          36    1.48            $1,228,079
Nevada               1     .04               $36,431
New York             5     .21              $176,900
Ohio                59    1.86            $1,550,341
Oklahoma            34    1.18              $985,705
Oregon               5     .25              $204,249
Pennsylvania         2     .06               $53,988
Rhode Island         1     .05               $40,080
South Carolina     311   14.33           $11,922,913
Tennessee          269   10.67            $8,881,324
Texas              651   24.06           $20,020,636
Virginia           121    4.93            $4,101,720
Washington           1     .03               $28,652
West Virginia       18     .68              $568,273
_____________________________________________________________
Total.....       2,527  100.00%          $83,227,736
=============================================================

                      ORIGINAL LTV RANGE - rounded to 1%

                        Percentage of
         Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

Less than 61%                     68         1,808,320.57       2.17
From 61% to 65.999%               55         1,620,193.59       1.95
From 66% to 70.999%               58         1,900,511.85       2.28
From 71% to 75.999%               92         3,237,625.93       3.89
From 76% to 80.999%              178         6,445,088.21       7.74
From 81% to 85.999%              318        11,488,809.73      13.80
From 86% to 90.999%              666        22,510,738.23      27.05
From 91% to 100.00%             1092        34,216,447.98      41.11
__________________________________________________________________________
Total....................       2527      $ 83,227,736.09     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY *********************





                           ORIGINAL CONTRACT BALANCES
________________________________________________________________


                     Total
                                # of                   Current
    Original Loan Amount      Contracts                Balance

  5,000 < Balance <=  10,000       31   0.32             266,427
 10,000 < Balance <=  15,000      118   1.85           1,539,442
 15,000 < Balance <=  20,000      264   5.63           4,686,730
 20,000 < Balance <=  25,000      345   9.38           7,810,530
 25,000 < Balance <=  30,000      433  14.28          11,882,948
 30,000 < Balance <=  35,000      424  16.49          13,721,650
 35,000 < Balance <=  40,000      268  12.04          10,017,151
 40,000 < Balance <=  45,000      179   9.11           7,582,269
 45,000 < Balance <=  50,000      166   9.48           7,891,643
 50,000 < Balance <=  55,000      111   6.95           5,783,328
 55,000 < Balance <=  60,000       73   5.02           4,177,632
 60,000 < Balance <=  65,000       57   4.26           3,546,110
 65,000 < Balance <=  70,000       25   2.01           1,675,998
 70,000 < Balance <=  75,000       11   0.96             796,071
 75,000 < Balance <=  80,000        8   0.74             616,410
 80,000 < Balance <=  85,000        5   0.50             414,662
 85,000 < Balance <=  90,000        5   0.52             434,210
 90,000 < Balance <=  95,000        2   0.22             182,728
 95,000 < Balance <= 100,000        1   0.12              97,806
100,000 < Balance <= 105,000        1   0.12             103,989
________________________________________________________________
Total...                     2,527    100.00%          $83,227,736
===============================================================

         LOAN TYPE
         ___________________________________________________________


              Loan  Current
              Type              # Loans  % Pool        Balance

 Conventional Loans              2,376    95.36        $79,364,612
 Grad Pay (36-12)                    1      .04            $31,038
 Land Component Loans                5      .43           $355,458
 Repo,Refi Loans                   145     4.18         $3,476,629
________________________________________________________________
Total.....                       2,527   100.00%       $83,227,736
================================================================

  Origination
   __________________________________________________________


                   Current
           Origination          # Loans  % Pool       Balance

Vanderbilt                       2,527   100.00       $83,227,736
__________________________________________________________
Total.....                       2,527   100.00%      $83,227,736
==========================================================

                             YEAR OF ORIGINATION
_____________________________________________________


   Year of      # of       % of          Current
 Origination    Loans      Pool          Balance

    1997         2,527    100.00         $83,227,736
_____________________________________________________
Total...         2,527    100.00%        $83,227,736
=====================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



************************** PRELIMINARY INFORMATION ONLY ***********************


                                DISTRIBUTION OF
                            MAXIMUM MORTGAGE RATES

                        Percentage of
       Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
          Gross            Mortgage       Principal          Principal
         Life Cap            Loans         Balance            Balance

13.50 < Life Cap <= 14.00        2         128,775.28           0.15
14.00 < Life Cap <= 14.50       19         928,760.88           1.12
14.50 < Life Cap <= 15.00       84       3,414,158.25           4.10
15.00 < Life Cap <= 15.50      282      10,049,931.86          12.08
15.50 < Life Cap <= 16.00      556      22,255,369.47          26.74
16.00 < Life Cap <= 16.50      439      14,039,128.26          16.87
16.50 < Life Cap <= 17.00      349      11,548,137.52          13.88
17.00 < Life Cap <= 17.50      335       9,681,583.87          11.63
17.50 < Life Cap <= 18.00      215       5,584,176.87           6.71
18.00 < Life Cap <= 18.50       88       2,031,007.13           2.44
18.50 < Life Cap <= 19.00       79       2,035,975.92           2.45
19.00 < Life Cap <= 19.50       45         848,977.10           1.02
19.50 < Life Cap <= 20.00       18         373,526.98           0.45
20.00 < Life Cap <= 20.50        5         125,744.95           0.15
20.50 < Life Cap <= 21.00        8         139,053.95           0.17
21.00 < Life Cap <= 21.50        3          43,427.80           0.05
__________________________________________________________________________
Total.................       2,527    $ 83,227,736.09         100.00%
==========================================================================


                               DISTRIBUTION OF MARGINS

                        Percentage of
                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 1.0 < Margin <=  2.0            9         567,420.66           0.68
 2.0 < Margin <=  3.0          197       7,994,807.12           9.61
 3.0 < Margin <=  4.0          857      31,848,812.06          38.27
 4.0 < Margin <=  5.0          792      25,550,515.34          30.70
 5.0 < Margin <=  6.0          423      11,320,215.48          13.60
 6.0 < Margin <=  7.0          194       4,697,415.55           5.64
 7.0 < Margin <=  8.0           39         974,771.18           1.17
 8.0 < Margin <=  9.0           14         236,329.44           0.28
 9.0 < Margin <= 10.0            2          37,449.26           0.04
__________________________________________________________________________
Total.................       2,527    $ 83,227,736.09         100.00%
==========================================================================


                  NEXT INTEREST ROLLDATE DATE

Percentage
of Cut-Off
                        Aggregate     Date
     Next   Number of    Unpaid    Aggregate
     Roll   Mortgage    Principal  Principal
     Date     Loans      Balance    Balance

   01/01/98       1       $39,976.81  00.05
   04/01/98      12      $326,679.68  00.39
   05/01/98     383   $11,885,749.77  14.28
   06/01/98     784   $25,571,441.29  30.72
   07/01/98     939   $31,882,642.21  38.31
   08/01/98     300   $10,059,093.54  12.09
   09/01/98     104    $3,342,758.41  04.02
   10/01/98       4      $119,394.38  00.14
_____________________________________________________
Total........  2527   $83,227,736.09 100.00%
=====================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


************************** PRELIMINARY INFORMATION ONLY ***********************


                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP

                        Percentage of
                         Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                    1201         38,763,515.41          46.58
  2.000                    1326         44,464,220.68          53.42
__________________________________________________________________________
Total.................     2527       $ 83,227,736.09         100.00%
==========================================================================

                                REMAINING TERM
___________________________________________________________


                          # of     % of         Current
     Remaining Term       Loans    Pool         Balance

  20 < Rem Term <=  72        31     .40         $333,618
  73 < Rem Term <=  84        90    1.78       $1,479,085
  85 < Rem Term <= 120       258    6.73       $5,598,878
 121 < Rem Term <= 156       378   11.84       $9,857,613
 157 < Rem Term <= 180       560   19.99      $16,641,186
 181 < Rem Term <= 240     1,129   54.10      $45,023,053
 241 < Rem Term <= 299        42    2.50       $2,083,068
300 < Rem Term <= 360         39    2.66       $2,211,236
___________________________________________________________
Total.....                 2,527  100.00%     $83,227,736
===========================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.